                                                                   EXHIBIT 10.24
                                             {CLAYTON UTZ LOGO]

--------------------------------------------------------------------------------

AVAX AUSTRALIA PTY LIMITED
AA

EASTPAC, INC.
Eastpac

ROYALTY AGREEMENT

                                   CLAYTON UTZ
                                     LAWYERS
          Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                               www.claytonutz.com
                    Tel + 61 2 9353 4000 Fax + 61 2 8220 6700
                   OUR REF - 169/832/1708064 CONTACT JON SKENE

            SYDNEY - MELBOURNE - BRISBANE - PERTH - CANBERRA - DARWIN

  Liability limited by the Solicitors' Limitation of Liability Scheme approved under the Professional Standards Act 1994 (NSW)

TABLE OF CONTENTS

1.     DEFINITIONS AND INTERPRETATION......................................................3

       1.1     Definitions.................................................................3
       1.2     Interpretation..............................................................4

2.     ROYALTY OBLIGATIONS.................................................................5

       2.1     Royalty entitlement on Existing AVAX Technology, Inc. Products..............5
       2.2     Royalty entitlement on Products licensed to AA from 3rd Parties and manufactured by AA......................................................5
       2.3     Sales by Others.............................................................6

3.     PAYMENT OF ROYALTY..................................................................6

       3.1     Quarterly Payments..........................................................6
       3.2     Supporting Documentation/Information........................................6
       3.3     Retention of Documentation..................................................6
       3.4     Access to and inspection of Records.........................................6
       3.5     Disputes....................................................................6

4.     TAXES...............................................................................7

5.     GST.................................................................................7

6.     WARRANTIES..........................................................................8

7.     TERM................................................................................8

8.     GENERAL.............................................................................8

       8.1     Further Assurance...........................................................8
       8.2     Governing Law...............................................................8
       8.3     Notices.....................................................................8
       8.4     Counterparts................................................................9
       8.5     Modification................................................................9
       8.6     Legal Costs.................................................................9
       8.7     Survival of certain provisions; no merger...................................9
       8.8     Entire agreement...........................................................10

                                ROYALTY AGREEMENT

THIS AGREEMENT is dated the 1st day of January 2002

BETWEEN:              AVAX AUSTRALIA PTY LIMITED, ACN 089 164 536, ("AA");
                      and
                      EASTPAC, INC.("EASTPAC")

RECITALS:

1.1 AVT Holdings Limited and AVAX Technologies, Inc. were joint-venture partners in AA through their respective subsidiaries, Eastpac and AVAX Australia Holdings Pty Limited.

1.2 AA is a party to agreements with AVAX Technologies, Inc., for the purpose of AA commercialising technology owned by AVAX Technologies, Inc.

1.3 By a Selective Share Buy-Back Agreement between AA and Eastpac., which is executed contemporaneously with this agreement, Eastpac has agreed to sell to AA 4926 'B' Class shares in the issued capital of AA, resulting in AVAX Australia Holdings Pty Limited owning approximately 95% of the remaining issued share capital of AA.

1.4 As part of the consideration provided by AA to Eastpac under the Selective Share Buy-Back Agreement, AA has agreed to pay to Eastpac a royalty on the terms and conditions set out in this agreement in respect of certain technologies that might be commercialised by AA.

THE PARTIES AGREE

1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS

        In this Agreement unless the context otherwise requires the following words shall have the following meanings:

        "3RD PARTY " means an entity other than AA, any related body corporate of AA, Eastpac, or any related body corporate of Eastpac.

        "BUSINESS DAY" means a day on which all banks are open for business generally in Sydney.

        "NET SALES" means gross sales minus the sum cost of all of:

            (i)    the cost of cash discounts; and

            (ii)   the cost of product returns; and

            (iii)  the cost of product rebates and allowances; and

            (iv) any GST payable on supplies made in relation to those gross sales.

        "COST OF SALES" means the sum cost of all of :

            (i)    the cost of direct labour and materials; and

            (ii)   the cost of quality control; and

            (iii) the cost of overhead expenses allocated in accordance with generally accepted accounting practice; and

            (iv) costs paid to third parties for contract manufacture and facility costs.

        However, the amount of any input tax credit which may be claimed in connection with any of the expenses listed in (i) to (iv) above shall be deducted from the amount of those costs for the purpose of calculating Cost of Sales.

        "MARKETING COSTS " means the sum cost of all of:

            (v)    selling costs; and

            (vi)   direct marketing costs; and

            (vii)  product promotion costs; and

            (viii) the cost of clinical trials; and

            (ix)   the cost of thought leader involvement; and

            (x)    support generation costs.

        However, the amount of any input tax credit which may be claimed in connection with any of the expenses listed in (i) to (vi) shall be deducted from the amount of those costs for the purpose of calculating Marketing Costs.

        "ROYALTY PRODUCTS" means the products upon which the royalty obligations set out in clause 2 operate.

        "TAXES" mean all income, stamp and other taxes, levies, imposts, deductions, charges and withholdings plus interest thereon and penalties, if any, and charges, fees or other amounts made on or in respect thereof.

1.2     INTERPRETATION

        In this Agreement, including the Recitals, unless the context indicates a contrary intention:

        (a) words importing the singular number include the plural and vice versa and words denoting a given gender include all other genders;

        (b) the expression "persons" includes an individual, the estate of an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

        (c) headings and underlining are for convenience only and do not affect interpretation;

        (d) references to parties, clauses, sub-clauses, schedules, exhibits or annexures are references to parties, clauses, sub-clauses, schedules, exhibits and annexures to or of this Agreement and a reference to this Agreement includes any schedule, exhibit and annexure;

        (e) references to this Agreement, or any other deed, agreement, instrument or document include references to this Agreement, or such other deed, agreement, instrument or document as amended, novated, supplemented, varied or replaced from time to time;

        (f) references to any person or to any party to this Agreement shall include that person's or party's executors, administrators, successors and permitted assigns;

        (g) if any day appointed or specified by this Agreement for the payment of any money or doing of any thing falls on a day which is not a Business Day, the day so appointed or specified shall be deemed to be the next Business Day; and

        (h) reference to any legislation or to any section or provision thereof shall include any statutory modification or re-enactment thereof or any statutory provision substituted therefore and ordinances, by-laws, regulations and other statutory instruments issued thereunder.

2.      ROYALTY OBLIGATIONS

2.1     ROYALTY ENTITLEMENT ON EXISTING AVAX TECHNOLOGY, INC. PRODUCTS

        AA shall pay to Eastpac a royalty equal in value to 3% (free of any withholding, deduction or set-off, other than as set out in clauses 4 and 5 of this Agreement) of Net Sales within Australia and New Zealand generated by AA from the following products:

        (a)   AC Vaccines, including 'M-Vax' and 'O-Vax';

        (b)   autologous chondrocytes;

        (c)   SCID;

        (d)   anti-estrogen;

        (e)   topoisomerase; and

        (f) any products developed which are based upon the products listed in this clause 2.1, or the intellectual property associated with those products.

2.2 Royalty entitlement on Products licensed to AA from 3rd Parties and manufactured by AA

        (a) AA shall pay to Eastpac a royalty equal in value to 3% (free of any withholding, deduction or set-off, other than as set out in clauses 4 and 5 of this agreement) of Product Profit within Australia and New Zealand generated by AA from any products which are licensed by AA from 3rd parties and manufactured by or on behalf of AA, not including any product referred to in clause 2.1.

        (b) For the purposes of this clause only, "Product Profit" means Net Sales minus the sum of Cost of Sales and Marketing Costs.

        (c) For the purpose of clause 2.2(a) above, this royalty shall only be payable where, in regards to such products, AA and the 3rd party exchange a terms sheet (or enter into a formal agreement) during the period which commences from the date of this agreement and ends one calendar year later.

        (d) References to "products" in this clause 2.2 shall be taken to include any products developed which are based upon those products, or the intellectual property associated with those products.

2.3     SALES BY OTHERS

        References in clauses 2.1 and 2.2 to "AA" shall be taken to include AA's related bodies corporate and related entities (as defined in the Corporations Act (Cth) 2001) and AA's permitted assigns and sub-licensees.

3.      PAYMENT OF ROYALTY

3.1     QUARTERLY PAYMENTS

        The royalties described in clause 2 shall be paid (free of any withholding, deduction or set-off, other than as set out in clauses 4 and 5 of this agreement), on a quarterly basis within 60 days of the end of each succeeding quarter following on from the date of this agreement.

3.2     SUPPORTING DOCUMENTATION/INFORMATION

        AA shall provide Eastpac with a full and complete statement setting out full particulars of all Net Sales made by or on behalf of AA during the applicable quarter in relation to Royalty Products, and all other information reasonably required by Eastpac in order to calculate the appropriate royalties. Such statement shall be provided to Eastpac as soon as practicable after the end of the applicable quarter and, in any case, not later than the scheduled date for payment of the relevant royalties.

3.3     RETENTION OF DOCUMENTATION

        AA shall maintain for a period of three (3) years in Australia accurate records and accounts relating to the sale of Royalty Products. Such accurate records and accounts must be in sufficient detail so that Eastpac need not refer to other records and accounts of AA.

3.4     ACCESS TO AND INSPECTION OF RECORDS

        AA shall permit an accountant or auditor of Eastpac, from time to time during the ordinary course of business hours, to inspect and verify all records required to be maintained by AA under this agreement. AA shall give all assistance that is reasonably necessary to such accountant or auditor to carry out such inspections or verifications.

3.5     DISPUTES

        (a) If a difference of opinion or a dispute arises between AA and Eastpac in relation to the amount of royalty payable to Eastpac under this Agreement, then either AA or Eastpac may by notice in writing to the other require that the difference of opinion or dispute be referred to an independent expert appointed pursuant to this clause 3.5.

        (b) The independent expert will be an auditor with relevant industry expertise who is agreed upon between AA and Eastpac. In the event that AA and Eastpac are not able to agree upon an independent expert to resolve the difference of opinion or dispute within 5 Business Days of either AA or the Eastpac giving notice that it requires that the difference of opinion or dispute be resolved by an independent expert, then the independent expert will be appointed by the President for the time being of the Institute of Chartered Accountants in Australia or his or her nominee.

        (c) The independent expert appointed pursuant to clause 3.5(b), will mediate between the Eastpac and AA to resolve the difference of opinion or dispute by agreement between AA and Eastpac.

        (d) If following a period of 10 Business Days after his or her appointment the independent expert is not able to resolve the difference of opinion or dispute by mediation then the independent expert will determine the same within a further period of 5 Business Days. In so doing the independent expert will act as an expert and not as an arbitrator and his or her written determination will be final and binding on AA and the Eastpac in the absence of manifest error.

        (e) The independent expert will have the right to review all working papers of AA's and Eastpac's accountants respectively and also all records required to be maintained by AA under this agreement.

        (f) The costs of the independent expert are to be borne in the manner agreed between AA and Eastpac if the difference of opinion or dispute is resolved by agreement between them as a consequence of mediation or, failing that, as determined by the independent expert.

4.      TAXES

        (a) If AA is legally compelled to make any deduction or withholding in respect of royalty payments due under this Agreement on account of Taxes, AA shall:

              (i) pay to the appropriate governmental or semi-governmental entity, or authority or department any amount deducted or withheld in respect of Taxes; and

              (ii) within 20 Business Days after making the deduction or withholding provide to Eastpac evidence satisfactory to it of that payment having been made (and such other further documentation as Eastpac may reasonably require in order to establish any tax credits or other benefits in any jurisdiction in which it may be entitled to claim the same.);

        (b) where clause (a) applies, AA shall be entitled to deduct the sum of any deduction or withholding for such Taxes paid by it from any royalty due to Eastpac under this Agreement.

5.      GST

        (a) (REIMBURSEMENT OF COSTS, EXPENSES AND OTHER AMOUNTS): If a party is required under this Agreement to reimburse or pay to another party an amount calculated by reference to a cost, expense, or an amount paid or incurred by that party, the amount of the reimbursement or payment will be reduced by the amount of any input tax credits to which that party is entitled in respect of any acquisition relating to that cost, expense or other amount.

        (b) (GST PAYABLE): If GST becomes payable by either party ("the Supplier") in relation to any supply that it makes to the other party ("the Recipient") under or in connection with this Agreement, the parties agree that:

              (i) any consideration provided for that supply under this Agreement other than under this clause (as reduced in accordance with paragraph (a) if applicable) or any value deemed for GST purposes in relation to that supply ("AGREED AMOUNT") is exclusive of GST;

              (ii) an additional amount will be payable by the Recipient equal to the amount of GST payable by the Supplier in relation to that supply and the additional amount is payable at the same time as any part of the Agreed Amount is to be provided for that supply; and

              (iii) the Supplier will provide a tax invoice in accordance with the GST law.

        (c) (VARIATION IN GST PAYABLE): If the GST payable in relation to a supply made by the Supplier under this Agreement varies from the additional amount paid by the Recipient under this clause in respect of that supply, then the Supplier will provide a corresponding refund or credit to or will be entitled to receive the amount of that variation from the Recipient (as appropriate).

        (d) (DEFINITIONS): Any terms used in this clause (and in other provisions of this Agreement where the GST meanings are expressly intended) have the meanings ascribed to those terms by the A NEW TAX SYSTEM (GOODS AND SERVICES TAX) ACT 1999 (as amended from time to time) or any replacement or other relevant legislation and regulations. Any reference to GST payable by the Supplier includes any GST payable by the representative member of any GST group of which the Supplier is a member.

6.      WARRANTIES

        AA represents and warrants to Eastpac that each of the warranties set out in Schedule 1 are true and correct.

7.      TERM

        This Agreement shall continue to have effect in perpetuity.

8.      GENERAL

8.1     FURTHER ASSURANCE

        The parties will each do all acts and things and execute all deeds and documents and other writings as are from time to time reasonably required for the purposes of or to give effect to this Agreement.

8.2     GOVERNING LAW

        This Agreement will be governed by and construed in accordance with the laws of the State of New South Wales and the parties agree to submit to the jurisdiction of the Courts of the State of New South Wales.

8.3     NOTICES

        All notices, requests, consents and other documents authorised or required to be given by or pursuant to this Agreement will be given in writing and either personally served for sent by facsimile transmission ("FAX") addressed as follows:

        EASTPAC

        To:       EASTPAC, INC.

        Address: c/- Richard Hill & Associates Pty Ltd, Level 8, 157 - 159 Walker Street, North Sydney, NSW 2060

        Fax No:       (02) 9957 5948

        Copy to:      Herbert Geer & Rundle

        Attention:    Mr Ian McCubbin

        Address:      Level 21, 385 Bourke Street, Melbourne, Victoria 3000

        Fax No:       (03) 9640 0619

        AA

        To:       AVAX AUSTRALIA PTY LIMITED

        Address:      Attn: The Managing Director
                      Suite 1, Level 4, South Tower
                      1-5 Railway Street,
                      CHATSWOOD, NSW 2067

        Fax No:       61 (02) 9411 5533

        Notices, requests, consents and other documents ("NOTICES") will be deemed served or given:

        (a) if personally served by being left at the address of the party to whom the Notice is given between the hours of 9.00 am and 5.00 pm on any Business Day, then in such case at the time the Notice is so delivered;

        (b) if sent by fax, then in such case when successfully transmitted during business hours, or if not during business hours, then when business hours next commence.

        Either party may change its address for receipt of Notices at any time by giving notice thereof to the other party. Any Notice given under this Agreement may be signed on behalf of any party by the duly authorised representative of that party and must be sent to the other party to this Agreement.

8.4     COUNTERPARTS

        This Agreement may be signed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same document.

8.5     MODIFICATION

        This Agreement may not be modified, amended, added to or otherwise varied except by a document in writing signed by each of the parties or signed on behalf of each party by a director under hand.

8.6     LEGAL COSTS

        Each party must pay its own legal costs in relation to this Agreement.

8.7     SURVIVAL OF CERTAIN PROVISIONS; NO MERGER

        No right or obligation of any party will merge on completion of any transaction under this Agreement. All rights and obligations under this Agreement survive the execution and delivery of any document which implements any transaction under this Agreement.

8.8     ENTIRE AGREEMENT

        To the extent permitted by law, in relation to the subject matter of this Agreement, this Agreement:

        (a) embodies the entire understanding of the parties, and constitutes the entire terms agreed on between the parties; and

        (b) supersedes any prior written or other agreement between the parties.

SCHEDULE 1 - WARRANTIES OF AVAX AUSTRALIA PTY LIMITED

1. AVAX Technologies, Inc. still holds the intellectual property rights associated with the Royalty Products referred to in clause 2.1 which it held at the time of the execution of the Shareholders Agreement dated 25 November 1999 between AVAX Australia Holdings Pty Limited, Eastpac, Inc., Jetona Pty Ltd, Neptunus International Holdings Limited (now known as AVT Holdings Limited).

2. Neither AA nor AVAX Technologies, Inc. has any knowledge of any actual or impending threat of litigation in regards to the intellectual property rights associated with the Royalty Products held by AA or AVAX Technologies, Inc., or knowledge of any other threat to those intellectual property rights.

3. There has been no breach by AVAX Technologies, Inc. of any of the agreements, to which AVAX Technologies, Inc. was or is a party, and by virtue of which the intellectual property rights associated with the Royalty Products were ultimately conferred upon AA.

4. There has not occurred within or with regard to Australia or New Zealand any assignment, transfer, sub-leasing, sub-licensing or other dealings with the intellectual property associated with the Royalty Products by AVAX Technologies, Inc, AA or any related body corporate or related entity of those corporations.

SIGNED AS AN AGREEMENT.
THE COMMON SEAL of EASTPAC, INC. was affixed by the authority of the Board of Directors in the presence of:

  /s/ Hudson H.F. Chen                         /s/ Richard L.S. Hill
----------------------------------------     --------------------------------
Authorised Signatory (Secretary/Director)    Signature of other Director

  Hudson H.F. Chen                             Richard L.S. Hill
----------------------------------------     --------------------------------
Name of Secretary/Director in full           Name of other Director in full

THE COMMON SEAL of AVAX AUSTRALIA PTY LIMITED (ACN 089 164 536) was affixed by the authority of the Board of Directors by or in the presence of:

  /s/ Richard L.S. Hill                        /s/ Kelvin Edward Hopper
-------------------------                    --------------------------------
Signature of Director                        Signature of Secretary/other
                                             Director

  Richard L.S. Hill                            Kelvin Edward Hopper
-------------------------                    --------------------------------
Name of Director in full                     Name of Secretary/other Director
                                             in full